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                                                                   EXHIBIT 10.30

                                FOURTH AMENDMENT
                                       TO
                                CREDIT AGREEMENT


         THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Fourth Amendment") is dated as of the 1st day of July, 1998 and entered into among METRO NETWORKS, INC., a Delaware corporation (the "Borrower"), the Lenders party thereto, and NATIONSBANK, N.A. (successor through merger to NationsBank of Texas, N.A.), a national banking association, individually and as Administrative Lender (in such latter capacity, the "Administrative Lender").

                                   WITNESSETH:

         WHEREAS, the Borrower, the Lenders, and the Administrative Lender entered into a Credit Agreement, dated as of October 22, 1996, for a loan facility in the amount of $30,000,000 (as amended, restated, waived or otherwise modified from time to time, including without limitation, the First Amendment dated September 30, 1997, between the Borrower, the Lenders party thereto, and the Administrative Lender, the Second Amendment dated December 31, 1997 between the Borrower, the Lenders party thereto and the Administrative Lender, and the Third Amendment dated January 1, 1998 between the Borrower, the Lenders party thereto and the Administrative Lender, the "Credit Agreement"); and

         WHEREAS, the Lenders, the Administrative Lender, and the Borrower have agreed to amend the Credit Agreement to make certain changes to the terms therein upon the terms and conditions set forth below;

         NOW, THEREFORE, for valuable consideration hereby acknowledged, the Borrower, the Lenders and the Administrative Lender agree as follows:

         SECTION 1.   Definitions.

                  (a) Definitions, Generally. Unless specifically defined or redefined below, capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

                  (b) Definition of Intercompany Notes. The definition of "Intercompany Notes" in Article 1 on page 8 of the Credit Agreement is hereby deleted in its entirety and the following definition of "Intercompany Notes" shall be substituted in its stead:

                           "Intercompany Notes" shall mean (a) any promissory
                  note executed by any Subsidiary made payable to the order of the Borrower in the original principal amount not to exceed $30,000,000 evidencing loans and advances made or to be made by the Borrower to such Subsidiary, together with any extension, renewal, increase or amendment thereof, or substitution therefor


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                  and (b) any promissory note or series of promissory notes
                  executed by a Subsidiary of the Borrower and made payable to the order of the Borrower, in the aggregate original principal amount for all such notes not to exceed $100,000,000, evidencing loans and advances made by the Borrower to such Subsidiaries, together with any extension, renewal, increase or amendment thereof, or substitution therefor.

                  (c)      Definition of Year 2000 Compliant. The definition of

                  "Year 2000 Compliant" shall be added to the end of Article 1 in alphabetical order as follows:

                           "Year 2000 Compliant" shall have the meaning ascribed
                  thereto in Section 4.1(y) hereof.

         SECTION 2.        Addition of Section 4.1(y) of the Credit Agreement.
Section 4.1(y) shall be added to Article 4 on page 44 of the Credit Agreement to read as follows:

                           (y) Year 2000 Compliance. The Borrower has (i)
                  undertaken a detailed review and assessment of all areas within its business and operations that could be adversely affected by the "Year 2000 Problem" (that is, the risk that computer applications used by the Borrower may be unable to recognize and perform property date-sensitive functions involving certain dates prior to and any date after December 31, 1999), (ii) developed a detailed plan and timeline for addressing the Year 2000 Problem on a timely basis, and (iii) to date, implemented that plan in accordance with that timetable. The Borrower reasonably anticipates that all computer applications that are material to its business and operations will on a timely basis be able to perform properly date-sensitive functions for all dates before and after January 1, 2000 (that is, be "Year 2000 Compliant").

         SECTION 3.        Addition of Section 5.16 of the Credit Agreement.
Section 5.16 shall be added to Article 5 on page 48 of the Credit Agreement to read as follows:

                           5.16 Year 2000 Compliance. The Borrower will promptly
                  notify the Administrative Lender in the event the Borrower discovers or determines that any computer application (including those of its suppliers and vendors) that is material to its or any of its Subsidiaries' business and operations will not be Year 2000 Compliant on a timely basis, except to the extent that such failure could not be reasonably expected to have a Material Adverse Effect.

         SECTION 4.        Addition of Section 5.17 of the Credit Agreement.
Section 5.17 shall be added to Article 5 on page 48 of the Credit Agreement to read as follows:

                           5.17 Formation and Capitalization of Metro Networks
                  Services, Inc. and Metro Networks Communications, Limited Partnership. Prior to such time as the Borrower or any Subsidiary


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                  of the Borrower makes any equity contribution (in cash or
                  any other tangible or intangible asset) or any loan or other advance to either Metro Networks Services, Inc. or Metro Networks Communications, Limited Partnership, the Borrower agrees that the Administrative Lender shall have received
                  (a) a pledge of 100% of the capital stock and partnership interests, respectively, of Metro Networks Services, Inc. and Metro Networks Communications, Limited Partnership in form and substance satisfactory to the Administrative Lender, (b) a guaranty of the Obligations by Metro Networks Services, Inc. and Metro Networks Communications, Limited Partnership, (c) a security agreement and other security documents granting a Lien on 100% of the intangible and tangible assets of Metro Networks Services, Inc. and Metro Networks Communications, Limited Partnership, (d) a pledge of each Intercompany Note to secure the Obligations, each such pledge in form and substance acceptable to the Administrative Agent, and (e) an opinion of counsel acceptable to the Administrative Lender regarding the due organization and formation of such entities and the authorization of such entities to execute their respective Loan Documents.

         SECTION 4.        Amendment to Section 7.3(g) of the Credit Agreement.
Section 7.3(g) in Article 7 on page 55 of the Credit Agreement shall be deleted in its entirety and the following Section 7.3(g) shall be substituted in its stead:

                           (g) Investments in Subsidiaries permitted pursuant to Section 7.8 hereof and pursuant to the Intercompany Notes (without duplication); and

         SECTION 5.        Amendment to Section 7.5(c) of the Credit Agreement.
Section 7.5(c) in Article 7 on page 56 of the Credit Agreement shall be deleted in its entirety and the following Section 7.5(c) shall be substituted in its stead:

                           (c) create or acquire any Subsidiary, except the Borrower may create (i) Subsidiaries as permitted by Section
                  7.6 hereof, (ii) Metro Networks Services, Inc., a Delaware corporation and wholly owned Subsidiary of Metro Networks Communications, Inc., and (iii) Metro Networks Communications, Limited Partnership, a Delaware limited partnership and wholly owned Subsidiary of Metro Networks Communications, Inc. and Metro Networks Services, Inc.

         SECTION 6. Amendment to Section 8.1. Section 8.1 in Article 8 of the Credit Agreement is amended by deleting the "or" before subparagraph (o), deleting the period at the end of subparagraph (o) and substituting ", or" instead, and adding the following subparagraph (p):

                  (p)      The Borrower shall fail to be Year 2000 Compliant.

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         SECTION 7.        Affirmation. The Borrower hereby acknowledges and
agrees that nothing in this Fourth Amendment shall affect the Borrower's obligations under the Credit Agreement or the other Loan Documents executed in connection therewith (except as specifically provided in this Fourth Amendment), which remain valid, binding and enforceable, and except as amended hereby, unamended, or shall constitute a waiver by the Lenders of any of their rights or remedies, now or at any time in the future, with respect to any requirement under the Credit Agreement or the other Loan Documents or with respect to an Event of Default or Default, occurring now or at any time in the future.

         SECTION 8. Conditions Precedent. This Fourth Amendment shall not be effective until:

                  (a) all proceedings of the Borrower taken in connection with this Fourth Amendment and the transactions contemplated hereby (including, without limitation, the formation of Metro Network Services, Inc. and Metro Networks Communications, Limited Partnership) shall be satisfactory in form and substance to the Administrative Lender and Lenders signatory hereto, and

                  (b) the Administrative Lender and Lenders shall have each received such documents, instruments, and certificates, etc., each in form and substance satisfactory to the Lenders, as the Lenders shall deem necessary or appropriate in connection with this Fourth Amendment and the transactions contemplated hereby.

         SECTION 9. Representations and Warranties. The Borrower represents and warrants to the Lenders and the Administrative Lender that (a) the Borrower has the corporate power and has taken all necessary corporate action, to authorize it to enter into and deliver this Fourth Amendment and all related documentation, (b) this Fourth Amendment constitutes its legal, valid, and binding obligations, enforceable in accordance with the terms hereof (subject as to enforcement of remedies to any applicable bankruptcy, reorganization, moratorium, or other laws or principles of equity affecting the enforcement of creditors' rights generally), (c) there exists no Event of Default or Default under the Credit Agreement after giving effect to this Fourth Amendment, (d) its representations and warranties set forth in the Credit Agreement and other Loan Documents are true and correct on the date hereof after giving effect to this Fourth Amendment, (e) it has complied with all agreements and conditions to be complied with by it under the Credit Agreement and the other Loan Documents by the date hereof, (f) the Credit Agreement, as amended hereby, and the other Loan Documents remain in full force and effect, and (g) no notice to, or consent of, any Person is required under the terms of any agreement of the Borrower in connection with the execution of this Fourth Amendment and the transactions contemplated hereby, except such notices that have been given or consents that have been obtained.

         SECTION 10. Further Assurances. The Borrower shall execute and deliver such further agreements, documents, instruments, and certificates in form and substance satisfactory to the Administrative Lender, as the Administrative Lender or any Lender may deem reasonably necessary or appropriate in connection with this Fourth Amendment.

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         SECTION 11.       Counterparts. This Fourth Amendment and the other
Loan Documents may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. In making proof of any such agreement, it shall not be necessary to produce or account for any counterpart other than one signed by the party against which enforcement is sought.

         SECTION 12. GOVERNING LAW. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS; PROVIDED, HOWEVER, THAT PURSUANT TO ARTICLE 5069-15.10(B), TITLE 79, REVISED CIVIL STATUTES OF TEXAS, 1925, AS AMENDED, IT IS AGREED THAT THE PROVISIONS OF CHAPTER 15, TITLE 79, REVISED CIVIL STATUTES OF TEXAS, 1925, AS AMENDED, SHALL NOT APPLY TO THE ADVANCES, THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS. WITHOUT EXCLUDING ANY OTHER JURISDICTION, THE BORROWER AGREES THAT THE STATE AND FEDERAL COURTS OF TEXAS LOCATED IN DALLAS, TEXAS SHALL HAVE JURISDICTION OVER PROCEEDINGS IN CONNECTION WITH THIS FOURTH AMENDMENT AND THE OTHER LOAN DOCUMENTS.

         SECTION 13. WAIVER OF JURY TRIAL. EACH OF THE BORROWER, THE ADMINISTRATIVE LENDER AND THE LENDERS HEREBY KNOWINGLY VOLUNTARILY, IRREVOCABLY AND INTENTIONALLY WAIVE, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM ARISING OUT OF OR RELATED TO ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY. THIS PROVISION IS A MATERIAL INDUCEMENT TO EACH LENDER ENTERING INTO THIS FOURTH AMENDMENT AND MAKING ANY ADVANCES HEREUNDER.

         SECTION 14. ENTIRE AGREEMENT. THIS FOURTH AMENDMENT TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


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         IN WITNESS WHEREOF, this Fourth Amendment to Credit Agreement is executed as of the date first set forth above.


BORROWER:                                   METRO NETWORKS, INC.


                                            /s/ TIMOTHY D. MCMILLIN
                                            -----------------------------------
                                            By:      Timothy D. McMillin
                                            Its:     Senior Vice President


ADMINISTRATIVE LENDER:                      NATIONSBANK, N.A.,
                                            as Administrative Lender

                                            /s/ WHITNEY L. BUSSE
                                            -----------------------------------
                                            By:      Whitney L. Busse
                                            Its:     Vice President



LENDERS:                                    NATIONSBANK, N.A., as a Lender


                                            /s/ WHITNEY L. BUSSE
                                            -----------------------------------
                                            By:      Whitney L. Busse
                                            Its:     Vice President



                                            THE BANK OF NOVA SCOTIA, as a Lender


                                            /s/ BRIAN ALLEN
                                            -----------------------------------
                                            By: Brian Allen
                                               --------------------------------
                                            Its:
                                                -------------------------------

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